Exhibit 10.48

                               AMENDMENT NO. 1
                             TO CREDIT AGREEMENT


     This Amendment No. 1 (this Amendment) dated as of ______________, 1995 to the Credit Agreement (as hereinafter defined) is hereby entered into among Triton Colombia, Inc., Triton Energy Corporation, NationsBank N.A. (Carolinas) (Lender), and the Export-Import Bank of the United States (Eximbank).

     WHEREAS, Colombian law requires that the suppliers of equipment and services to the Project be domiciled in Colombia;

        WHEREAS, the United States suppliers in order to comply with Colombian law have utilized companies domiciled in Colombia to supply equipment and services to the Project;

     WHEREAS, Eximbank requires that the parties certify that the services and equipment supplied by Colombian domiciled companies to British Petroleum (BP) are the same services and equipment supplied by the United States suppliers to the Colombian domiciled companies;

     THEREFORE, in consideration of the premises and the noted agreement contained herein, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

       Section 1. Capitalized Terms. All capitalized terms shall have the meaning set forth in the credit agreement among Triton Colombia, Inc., Triton Energy Corporation, Lender and Eximbank (Credit Agreement).

     Section 2. Amendments to the Credit Agreement. Subject to, and effective upon the occurrence of the conditions set forth in Section 3 below, each of the parties hereto agree that the Credit Agreement shall be amended as follows:

     Immediately following Whereas clause (G) the following Whereas clause (H) should be inserted:

     The United States suppliers should certify on the relevant summary invoice(s) that the services and equipment underlying the summary invoices are the same services and equipment which are being supplied by the Colombian domiciled companies to BP.

      Section 3. Condition to Effectiveness. The Amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of the following condition to effectiveness:

        Amendment No. 1. Eximbank shall have received this Amendment, duly executed and delivered by Triton Colombia, Inc., Triton Energy Corporation, the Lender and Eximbank.

     Section 4. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.

     Section 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      Section 6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 7. Governing Law. This Amendment shall be deemed to be a contract made under the law of the State of New York, United States of America, applicable to contracts entered into and to be performed entirely within such State, and for all purposes shall be governed by, and construed in accordance with the law of such State.



       [Remainder of page intentionally blank; Signature page follows]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.


 TRITON COLOMBIA, INC.     NATIONSBANK, N.A. (CAROLINAS)


 By: _______________________________     By:
______________________________________
     (Signature)                            Kathleen M. Gibson
Name:_____________________________          Senior Vice President
     (Print)
Title:______________________________
     (Print)

 EXPORT-IMPORT BANK OF THE           TRITON ENERGY CORPORATION
UNITED STATES



 By:_______________________________     By:
_____________________________________
     (Signature)                             (Signature)
Name:_____________________________     Name:
__________________________________
     (Print)                                 (Print)
Title: _____________________________
Title:___________________________________
     (Print)                                 (Print)